CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Net loss	$ (2,489)	$ (9,590)	$ (56,582)
Other comprehensive loss:
Foreign currency translation adjustment, net of nil income taxes	(1,409)	(832)	(3,761)
Total comprehensive loss	(3,898)	(10,422)	(60,343)
Comprehensive loss attributable to LightInTheBox Holding Co., Ltd.	$ (3,898)	$ (10,422)	$ (60,343)